 Exhibit 21.1

Subsidiaries of BBX Capital Corporation	Jurisdiction of
Organization
Woodbridge Holdings, LLC	Florida
BBX Capital Florida, LLC	Florida
Eden Services, Inc.	Florida
BankAtlantic Financial Ventures II, LLC	Florida
I.R.E. Property Analysts, Inc.	Florida
I.R.E. Energy 1981, Inc.	Florida
Kingsway Services Inc.	Florida
Risk Management Services, LLC	Florida
BFC/CCC, Inc.	Florida
B-D2 Holdings, LLC	Florida
B-DJ Holdings, LLC	Florida
B-26 Holdings, LLC	Florida
D-2 Acquisition	Florida
BBX Sweet Holdings, LLC	Florida
Food for Thought Restaurant Group – Florida, LLC	Florida
Renin Holdings, LLC	Florida
LAS Trademark, LLC	Florida

Subsidiaries of Woodbridge Holdings, LLC
Bluegreen Vacations Corporation	Florida
BXG Florida Corporation	Florida
Core Communities of South Carolina, LLC	So. Carolina
Carolina Oak Homes, LLC	So. Carolina
ODI Program Partnership, LLLP	Florida
PF Program Partnership, LP	Delaware
PF Program GP LLC	Delaware

Subsidiaries of Bluegreen Vacations Corporation
BBCV Receivables-Q 2010, LLC	Delaware
Big Cedar JV Interiors, LLC	Delaware
Bluegreen Asset Management Corporation	Delaware
Bluegreen Beverage, LLC	Delaware
Bluegreen Communities of Georgia, LLC	Georgia
Bluegreen Communities of Texas, LP	Delaware
Bluegreen Communities, LLC	Delaware
Bluegreen Corporation of Tennessee	Delaware
Bluegreen Golf Clubs, Inc.	Delaware
Bluegreen Guaranty Corporation	Florida
Bluegreen HoldCo, LLC	Nevada
Bluegreen Holding Corporation (Texas)	Delaware
Bluegreen Louisiana, LLC	Delaware
Bluegreen Management Resources, LLC	Delaware
Bluegreen Nevada, LLC	Delaware
Bluegreen New Jersey, LLC	Delaware
Bluegreen Properties N.V.	Aruba
Bluegreen Properties of Virginia, Inc.	Delaware
Bluegreen Purchasing & Design, Inc.	Florida

Bluegreen Receivables Finance Corporation III	Delaware
Bluegreen Resorts International, Inc.	Delaware
Bluegreen Resorts Management, Inc.	Delaware
Bluegreen Resorts of Canada, Inc.	Canada
Bluegreen Servicing LLC (f/k/a Bluegreen Florida, LLC)	Delaware
Bluegreen Southwest Land, Inc.	Delaware
Bluegreen Southwest One, L.P.	Delaware
Bluegreen Specialty Finance, LLC	Delaware
Bluegreen Timeshare Finance Corporation I	Delaware
Bluegreen Treasury Services, LLC	Delaware
Bluegreen Vacations Unlimited, Inc.	Florida
Bluegreen/Big Cedar Vacations, LLC	Delaware
BRFC 2010-A, LLC	Delaware
BRFC 2012-A LLC	Delaware
BRFC 2013-A LLC	Delaware
BRFC 2015-A LLC	Delaware
BRFC 2016-A LLC	Delaware
BRFC III Deed Corporation	Delaware
BRFC-Q 2010, LLC	Delaware
BRM Bahamas Limited	Bahamas
BXG Construction, LLC	Delaware
BXG Mineral Holdings, LLC	Delaware
BXG Realty, Inc.	Delaware
Catawba Falls, LLC	North Carolina
Encore Rewards, Inc.	Delaware
Family Fun Company, LLC	Delaware
Great Vacation Destinations, Inc.	Florida
Jordan Lake Preserve Corporation	North Carolina
Leisure Capital Corporation	Vermont
Leisure Communication Network, Inc.	Delaware
Leisurepath, Inc.	Florida
Managed Assets Corporation	Delaware
New England Advertising Corporation	Vermont
Outdoor Traveler Destinations, LLC	Florida
Pinnacle Vacations, Inc.	Delaware
Prizzma, LLC	Delaware
Resort Title Agency, Inc.	Florida
SC Holdco, LLC	Delaware
Select Connections, LLC	Delaware
TFRI 2013-1 LLC	Delaware

Subsidiaries of BBX Capital Florida, LLC
BBX Partners, Inc.	Florida
BBX Capital Asset Management, LLC	Florida
Florida Asset Resolution Group, LLC	Florida
BBX Capital Partners, LLC	Florida

Subsidiaries of BBX Partners Inc.
Heartwood Partners 1, LLC	Florida
Heartwood Partners 2, LLC	Florida
Heartwood Partners 3, LLC	Florida

Subsidiaries of BBX Capital Asset Management, LLC
BBX Chapel Trail, LLC	Florida
BBX Shingle Creek, LLC	Florida
BBX Miramar, LLC	Florida
BBX Centra, LLC	Florida
FL Cell Tower, LLC	Florida
BBX Bonterra Multifamily, LLC	Florida
BBX Gardens Multifamily, LLC	Florida
BBX Austin, LLC	Florida
BBX Hialeah Apartments, LLC	Florida
Hialeah Multifamily, LLC	Florida
BBX Residential Victoria Park, LLC	Florida
Premier Flagler, LLC	Florida
Banc Servicing Center, LLC	Florida
Fidelity Service, LLC	Florida
Fidelity Tax, LLC	Florida
Heartwood 3, LLC	Florida
Heartwood 4, LLC	Florida
Heartwood 7, LLC	Florida
Heartwood 11, LLC	Florida
FL Billboards, LLC	Florida
Heartwood 18, LLC	Florida
Heartwood 19, LLC	Florida
Heartwood 21, LLC	Florida
Heartwood 23, LLC	Florida
Heartwood 24, LLC	Florida
Heartwood 40, LLC	Florida
Heartwood 41, LLC	Florida
Heartwood 42, LLC	Florida
Heartwood 44, LLC	Florida
Heartwood 47, LLC	Florida
Heartwood 50, LLC	Florida
Heartwood 88, LLC	Florida
Heartwood 90, LLC	Florida
Heartwood 91, LLC	Florida
Heartwood 91-2, LLC	Florida
Heartwood 91-3, LLC	Florida
Heartwood 91-4, LLC	Florida
Heartwood 92, LLC	Florida
BBX Grand Central, LLC	Florida
BBX Promenade, LLC	Florida

Subsidiary of Florida Asset Resolution Group, LLC
Heartwood 58, LLC	Florida
FAR Holdings Group, LLC	Florida

Subsidiaries of Heartwood 58, LLC
FT Properties, LLC	Florida
Sunrise Atlantic, LLC	Florida
Heartwood 45, LLC	Florida

Heartwood 56, LLC	Florida
Heartwood 57, LLC	Florida

Subsidiaries of FAR Holdings Group, LLC
Heartwood 2, LLC	Florida
Heartwood 43, LLC	Florida
Heartwood 55, LLC	Florida
FAR 1, LLC	Florida
FAR 2, LLC	Florida
FAR 3, LLC	Florida
FAR 4, LLC	Florida
FAR 5, LLC	Florida
FAR 6, LLC	Florida

Subsidiaries of BBX Sweet Holdings, LLC
The Hoffman Commercial Group, Inc.	Florida
Good Fortunes East, LLC	Florida
Boca Bons East, LLC	Florida
B&B Bons, LLC	Florida
S&F Good Fortunes, LLC	Florida
Hoffchoc, LLC	Florida
Hoffmans Chocolate, LLC	Florida
Brea Enterprises, LLC	Florida
Chocolate Acquisition Sub, LLC dba Kron Chocolatier	Florida
Las Olas Confections and Snacks, LLC	Florida
IT’SUGAR Holdings. LLC	Florida
Fantasy Chocolates, Inc.	Florida
Jer's Chocolates, LLC	California
Helen Grace Chocolates, LLC	California
Droga Chocolates, LLC	California
Kencraft Confections, LLC	Utah
Sweet Acquisitions UT2	Utah
Anastasia Confections, Inc.	Florida

Subsidiaries of IT’SUGAR Holdings, LLC
IT’SUGAR, LLC	Florida

Subsidiaries of IT’Sugar, LLC
IT’Sugar Atlantic City, LLC	Delaware
IT’Sugar FLGC, LLC	Florida

Subsidiaries of Food For Thought Restaurant Group – Florida, LLC
Food For Thought Restaurant Group – LLC	Florida
Food For Thought Restaurant Group – Operations, LLC	Florida

Subsidiaries of Renin Holdings, LLC
Renin US, LLC	Mississippi
Renin Canada Corporation	Canada

Subsidiaries of Renin Canada Corporation
Renin UK Corporation	United Kingdom